                ---------------------------------------------------
                ---------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                NOVEMBER 15, 1999


                            AAMES CAPITAL CORPORATION
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                333-46893-01                 95-4438859
-----------------------------     --------------             -----------------
(State or other jurisdiction       (Commission               (I.R.S. employer
       of incorporation)           file numbers)            identification no.)


350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                                90071
---------------------------------------                              ----------
(Address of principal executive offices)                             (ZIP Code)


                                 (213) 210-5000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       NA
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


                ---------------------------------------------------
                ---------------------------------------------------

     The Registrant filed its Form 8-K on November 30, 1999 and in that filing the Registrant indicated that Exhibit 20.1 would be filed by amendment. This amendment is being filed for the purpose of filing Exhibit
20.1 and for the purpose of ensuring that this Form 8-K/A appears on the Commission's EDGAR system under the name of the Registrant.

Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1991-1 - Statement to Certificateholders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AAMES CAPITAL CORPORATION

                                            By:   /s/ DAVID A. SKLAR
                                                ---------------------------
                                                  David A. Sklar
                                                  Executive Vice President


Dated:  December 1, 1999

                                INDEX TO EXHIBITS


EXHIBIT
20.1              Aames Capital Corporation, Mortgage Pass-Through
                  Certificates, Series 1991-1 - Statement to Certificateholders
